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Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                           Sep 30, 1999
Current Due Period Ending                            Oct 31, 1999
Prior Distribution Date                              Oct 14, 1999
Distribution Date                                    Nov 12, 1999
Beginning Trust Principal Receivables            3,995,587,708.41
Average Principal Receivables                    3,995,351,713.30
FC&A Collections (Includes Recoveries)              64,171,880.49
Principal Collections                              125,296,329.28
Additional Balances                                 53,039,737.28
Net Principal Collections                           72,256,592.00
Defaulted Amount                                    30,002,479.06
Miscellaneous Payments                                       0.00
Principal Recoveries                                 1,884,610.00

Beginning Participation Invested Amount            347,239,176.56
Beginning Participation Unpaid Principal           347,239,176.56
Balance
Ending Participation Invested Amount               338,351,759.84
Ending Participation Unpaid Principal Balance      338,351,759.84

Accelerated Amortization Date                        Oct 15, 2000
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  347,239,176.56
Numerator for Fixed Allocation                     356,764,375.37
Denominator - Max(Sum of Numerators, Principal   3,995,351,713.30
Receivables)
Applicable Allocation Percentage                          8.6911%
Investor FC&A Collections                            5,577,228.87

Series Participation Interest Default Amount
Numerator for Floating Allocation                  347,239,176.56
Denominator - Max(Sum of Numerators, Principal   3,995,351,713.30
Receivables)
Floating Allocation Percentage                            8.6911%
Series Participation Interest Default Amount         2,607,539.18

Principal Allocation Components
Numerator for Floating Allocation                  347,239,176.56
Numerator for Fixed Allocation                     356,764,375.37
Denominator - Max(Sum of Numerators, Principal   3,995,351,713.30
Receivables)

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                6.7500%
(c) Rate Sufficient to Cover Interest, Yield              5.9014%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           347,239,176.56
Principal Balance
(e) Actual days in the Interest Period                         29
Series Participation Monthly Interest, [a*d*e]       1,888,113.02

Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest Interest              0.00
Shortfall

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Additional Interest                                          0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,            8,887,416.72
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)        6,279,877.54
or e]
(b) prior to Accelerated Amort. Date or not          6,279,877.54
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                        8.6911%
(d) Net Principal Collections                       72,256,592.00
(e) after Accelerated Amort Date or Early Amort     11,188,318.29
Period, [f*g]
(f) Fixed Allocation Percentage                           8.9295%
(g) Collections of Principal
                                                   125,296,329.28

(h) Minimum Principal Amount, [Min(i,l)]             3,642,766.00
(i)  Floating Allocation Percentage of              10,889,603.05
Principal Collections
(j)  1.8% of the Series Participation Interest       6,250,305.18
Invested Amount
(k) Series Participation Interest Net Default        2,607,539.18
Payment Amount
(l)  the excess of (j) over (k)                      3,642,766.00

(m) Series Participation Interest Net Default        2,607,539.18
Payment Amount

(n) Optional Repurchase Amount (principal only)              0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections      5,577,228.87
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       1,888,113.02
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall              0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         2,607,539.18
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-             0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   578,731.96
Excess [Sec. 4.11(a)(vi)]                              502,844.71

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

Seller's Interest
                                                   677,365,916.57

Seller's Interest Percentage                               17.40%

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
Series 1995-1  Owner

Trust Calculations
Due Period Ending       Oct 31, 1999

Payment Date            Nov 15, 1999


Calculation of Interest Expense


Index (LIBOR)              5.406250%

Accrual end date,       Nov 15, 1999
accrual beginning
date and days in
Interest Period
                  Class A         Class B         Certificates   Overcoll Amount
Beginning Unpaid  173,545,262.37  128,478,495.33  12,153,371.18   33,062,047.68
Principal Balance
Previously unpaid            0.00            0.00           0.00

interest/yield
Spread to index              0.24%          0.625%          1.03%

Rate (capped at          5.646250%       6.031250%      6.436250%

13.0%, 15%, 16%)
Interest/Yield          843,785.50      667,262.88      67,357.95

Payable on the
Principal Balance
Interest on                   0.00            0.00           0.00

previously unpaid
interest/yield
Interest/Yield Due      843,785.50      667,262.88      67,357.95

Interest/Yield Paid

                        843,785.50      667,262.88      67,357.95


Summary



Beginning Security

Balance             173,545,262.37  128,478,495.33  12,153,371.18  33,062,047.68
Beginning Adjusted

Balance             173,545,262.37  128,478,495.33  12,153,371.18
Principal Paid                        3,288,344.19     311,059.58     918,630.50
                      4,441,723.95
Ending Security

Balance             169,103,538.42  125,190,151.14  11,842,311.60  32,215,758.68
Ending Adjusted

Balance             169,103,538.42  125,190,151.14  11,842,311.60
Ending Certificate                                        3.5000%

Balance as %
Participation
Interest Invested
Amount
Targeted Balance    169,175,879.92  125,190,151.14  11,842,311.60

Minimum Adjusted                     61,666,666.67   5,833,333.33  15,833,333.33
Balance
Certificate Minimum                                 10,253,411.73
Balance
Ending OC Amount as                                                32,215,758.67
Holdback Amount
Ending OC Amount as                                                        0.01
Accelerated Prin Pmts

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Beginning Net Charge          0.00            0.00           0.00          0.00
offs
Reversals                     0.00            0.00           0.00          0.00
Charge offs                   0.00            0.00           0.00          0.00
Ending Net Charge             0.00            0.00           0.00          0.00
Offs


Interest/Yield Paid      1.1250473      $3.8750196     $2.2227412
per $1000

Principal Paid per      $5.9222986     $19.0965190    $10.2646377
$1000


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Series 1995-1  Owner Trust Calculations
Due Period                                           October 1999
Payment Date                                         Nov 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         8,887,416.72
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           72,341.50

Series Participation Interest Monthly Interest       1,888,113.02

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              843,785.50
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              667,262.88
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          67,357.95
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         4,369,382.45
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          3,288,344.19
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        311,059.58
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            918,630.50
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               72,341.50


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              237,365.19
Certificate - Sec. 3.05(a)(vii)


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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        918,630.50
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total            72,341.50
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        846,289.00
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             3,120.45

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